ING SENIOR INCOME FUND

(“Fund”)

Supplement dated September 30, 2009

To the Fund’s Class A, Class B, Class C, Class I, Class Q and Class W Common Shares Prospectus

dated June 30, 2009

(“Prospectus”)

1.                                      Conversion of Class Q Common shares to Class A Common shares

On September 10, 2009, the Board of Trustees of ING Senior Income Fund (“Board”) approved the conversion of the Fund’s current Class Q Common shares to Class A Common shares of the Fund. Effective on or about November 14, 2009, Class Q Common shareholders of the Fund will be converted to Class A Common shares of the Fund. The Fund’s Prospectus is amended as follows:

Effective on or about November 14, 2009, all references to the Class Q Common shares of the Fund are hereby deleted from the Fund’s Prospectus.

2.                                      Revision to Class W Common Shares’ Eligible Investors

On September 10, 2009, the Board approved revisions to the list of eligible investors who may invest in the Fund’s Class W Common shares. The Fund’s Prospectus is amended as follows:

Effective on or about November 14, 2009, the section entitled “Shareholder Guide – How to Purchase Shares – Class W Common Shares” found on page 29 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Class W Common Shares

The minimum initial investment for Class W Common shares is $1,000. Class W Common shares are available only to: (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) individuals whose accounts are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940; (vi) retirement plans affiliated with ING Groep N.V.; (vii) ING Groep N.V. affiliates for purposes of corporate cash management; and (viii) by other ING Funds in the ING Family of Funds.

3.                                      Revision of Class A Common Shares’ Exchange Policy

On September 10, 2009, the Board approved a revision to the Fund’s Class A Common shares’ exchange policy. Effective on or about January 11, 2010, the Fund’s Prospectus is amended as follows:

(a)                                  The section entitled “Shareholder Guide – Transaction Policies – Exchange Privileges and Restrictions” found on page 27 of the Fund’s Prospectus is hereby amended to delete and replace the second paragraph under this section as reflected below:

The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other ING Funds must meet the minimum investment requirements of those products, as applicable. Exchanges of Common Shares of the Fund across ING Funds as discussed above are sales and may result in a gain or loss for federal and state income tax purposes. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

(b)                                 The section entitled “Shareholder Guide – Transaction Policies – Classes of Shares Eligible for Exchange” beginning on page 27 of the Fund’s Prospectus is hereby deleted and replaced with the following:

Classes of Shares Eligible for Exchange

Common Shares of Class A, Class B, Class C, Class I and Class W of the Fund may be exchanged for Class A, Class B, Class C, Class I or Class W shares, respectively, of any open-end ING Fund at NAV without payment of a sales charge on the exchange.

You may also exchange Class A Common shares of the Fund for a different class of the Fund, which you are eligible to purchase, subject to the discretion of the Distributor to permit or reject such an exchange.  You should consult your own tax advisor for advice about the particular federal, state and local tax consequences to you of such an exchange.

Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of the fund you intend to exchange into before exchanging your Common Shares. Investors may obtain a copy of a prospectus of any other ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE